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                                                       Filed Pursuant
                                                       to Rule 497 (e)
                                                       Registration No. 33-89574

                       SOUTHLAND LIFE INSURANCE COMPANY
                         SOUTHLAND SEPARATE ACCOUNT A1

                        Supplement Dated June 11, 1998
                                      To
                         Prospectus Dated May 1, 1998

On or about June 10, 1998, Southland Life Insurance Company ("Southland") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Variable Insurance Products Fund ("VIP") Money Market Portfolio for shares of Short-Term Bond Portfolio of Janus Aspen Series ("Janus Aspen Short-Term Bond Portfolio") currently held by an investment subdivision ("Subaccount") of Southland Separate Account A1 (the "Variable Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace Short-Term Bond Portfolio with VIP Money Market Portfolio as an investment option under Contracts described in your May 1, 1998 prospectus.

The investment objective of the VIP Money Market Portfolio is to seek as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar denominated money market securities of domestic and foreign issuers. Contract Owners and prospective purchasers should carefully read the prospectus for this Portfolio. This prospectus was attached to the May 1, 1998 prospectus for the Contracts which was previously sent to you.

From the date of this supplement to the date of the proposed substitution, each Contract Owner will be permitted to make one transfer of all amounts under a Contract invested in the Subaccount corresponding to Janus Aspen Short-Term Bond Portfolio on the date of the supplement to another Subaccount, without that transfer counting as one of the twelve (12) free transfers permitted in a Contract Year. Also, Southland will not exercise any rights reserved under any Contract to impose additional restrictions on transfer until at least thirty
(30) days after the proposed substitution.

If the proposed substitution is carried out, each Contract Owner affected by the substitutions will be sent a written notice informing them that the substitution was carried out and that they may make one transfer of all amounts under a Contract invested in the Subaccount corresponding to VIP Money Market Portfolio on the date of the notice to another Subaccount without the transfer counting as one of the twelve (12) free transfers permitted in a Contract Year.

This supplement should be retained with the prospectus for future reference.



Form 21-146 (6/98)